Exhibit 99.2

Certification of Principal Financial Officer
Pursuant to 18 U.S.C. 1350
(Section 906 of the Sarbanes-Oxley Act of 2002)

     I, Steven C. Mayer, Chief Financial Officer (principal financial officer) of Human Genome Sciences, Inc. (the “Registrant”), certify, to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the period ended September 30, 2002 of the Registrant (the “Report”), that:

     (1)  The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

     (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Steven C. Mayer

Name: Steven C. Mayer
Date: November 14, 2002